NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

TECH FOUNDRY VENTURES, INC.

CUSIP NO. 87824P 10 5

XXXXXXXXX

XXXXXXXXX

AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $0.0001

THIS CERTIFIES THAT SPECIMEN

IS THE RECORD HOLDER OF SPECIMEN

— Shares of **Tech Foundry Ventures, Inc.** Common Stock —

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: XXXXXXXXXX

DIRECTOR

TECH FOUNDRY VENTURES, INC.
CORPORATE
Seal
NEVADA

PRESIDENT

Countersigned & Registered: **Globex Transfer, LLC**
(813) 344-4490

By XXXXXXXXX
Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

FOR MEDALLION GUARANTEE USE ONLY

NOTICE OF SIGNATURE GUARANTEE:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION GUARANTEE PROGRAM PURSUANT TO SEC RULE 17AD-15. APPROVED PROGRAMS INCLUDE: New York Stock Exchange, Inc. Medallion Signature Program; Stock Exchanges Medallion Program; Securities Transfer Agents Medallion Program